Exhibit 99.1

Sonic Automotive Reports All-Time Record Fourth Quarter and
All-Time Record Full Year 2019

EchoPark Hits Record Revenues of $1.2 Billion;
Sonic Announces Total Annual Revenue Target of $20 Billion

CHARLOTTE, N.C. – February 19, 2020 - Sonic Automotive, Inc. (“Sonic” or the “Company”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and full year ended December 31, 2019.

Fourth Quarter Highlights

•All-time record quarterly earnings per diluted share from continuing operations of $1.04 for the fourth quarter of 2019, up 104% compared to the fourth quarter of 2018
•All-time record quarterly consolidated total revenues of $2.7 billion and gross profit of $393.9 million for the fourth quarter of 2019, compared to $2.6 billion and $370.7 million, respectively, for the fourth quarter of 2018
•EchoPark revenues of $308.6 million, up 52% from the fourth quarter of 2018, EchoPark retail volume of 12,676 units, up 45% from the fourth quarter of 2018
•EchoPark segment income of $2.1 million, up 145% compared to the fourth quarter of 2018
•Same Store Franchised Dealerships Segment operating results:
◦Revenues up 8.5%, gross profit up 9.4% compared to the fourth quarter of 2018
◦New vehicle unit volume up 7.5%; new vehicle gross profit per unit up 1.4%, to $2,213 per unit
◦Retail used vehicle unit volume up 9.7%; retail used vehicle gross profit per unit up 2.6%, to $1,269 per unit
◦Parts, service and collision repair gross profit up 6.2%, Customer Pay gross profit up 10.2% compared to the fourth quarter of 2018
◦Finance and insurance (“F&I”) gross profit up 13.7% compared to the fourth quarter of 2018 (all-time record quarterly F&I gross profit per retail unit of $1,809 on a total Sonic consolidated basis)

Full Year Highlights

•All-time record full year earnings per diluted share from continuing operations of $3.31, up 171% compared to 2018
•All-time record full year consolidated total revenues of $10.5 billion and gross profit of $1.5 billion, compared to $10.0 billion and $1.4 billion, respectively, for 2018
•EchoPark revenues of $1.2 billion, up 66% from 2018, EchoPark retail volume of 49,520 units, up 68% from 2018
•EchoPark segment income of $9.1 million, up 117% compared to 2018
•Fiscal year 2019 debt reduction of $238 million, in line with $300 million target by mid-to-late 2020
•Same Store Franchised Dealerships Segment operating results:
◦Revenues up 5.5%, gross profit up 6.7% compared to 2018
◦New vehicle unit volume up 0.6%; new vehicle gross profit per unit up 0.4%, to $2,083 per unit
◦Retail used vehicle unit volume up 7.7%; retail used vehicle gross profit per unit down 1.8%, to $1,272 per unit
◦Parts, service and collision repair gross profit up 6.0%, Customer Pay gross profit up 8.2% compared to 2018
◦F&I gross profit up 10.3% compared to 2018 (all-time record annual F&I gross profit per retail unit of $1,743 on a total Sonic consolidated basis)

Commentary

David Smith, Sonic’s and EchoPark’s Chief Executive Officer, commented, “Our 2019 performance was exceptional, with record-breaking consolidated total revenues and earnings per diluted share from continuing operations. This was led by tremendous year-over-year annual revenue growth of 66% at EchoPark, our specialty pre-owned vehicle stores, as well as strong performance from our franchised dealerships.”

Mr. Smith continued, “During the fourth quarter, EchoPark opened its Long Beach, California store, our ninth location nationwide and our first in California. Upon opening, this location proceeded to sell over 450 vehicles within the first 45 days of operation. This is an excellent start and it speaks to the strength of our unique business model and the industry-leading guest experience our EchoPark stores provide. EchoPark experienced strong growth in 2019, and we believe it is poised for further growth in 2020 as we capitalize on opportunities to expand EchoPark’s reach into new markets, which we expect to include three new stores by the end of 2020. Taking into consideration EchoPark’s growth trajectory and the continued strength of our franchised dealerships, 2020 marks the beginning of our march towards our long-term goal of achieving $20 billion in total annual revenues this decade.”

Jeff Dyke, Sonic's and EchoPark’s President, commented, “In 2019, we continued improving our operational performance, driving increased gross profit to our bottom line. As a result, we achieved record net income from continuing operations of $3.31 per diluted share for the year. At the same time, we moved forward with our deleveraging initiatives, resulting in a total debt reduction of $238 million. With the progress we have made, we are well on our way to reaching our stated goal of reducing debt by $300 million by mid-to-late 2020. With our strong 2019 results and improved balance sheet, we are well positioned to execute on our growth plans for our increasingly profitable EchoPark business, even as we continue to strategically grow our core franchised business.”

Fourth Quarter 2019 Operational Summary

For the fourth quarter of 2019, Sonic consolidated total revenues were $2.7 billion, up 7% compared to the fourth quarter of 2018. EchoPark Segment revenues were $308.6 million for the fourth quarter of 2019, representing a 52% increase from the fourth quarter of 2018. Franchised Dealerships Segment revenues were $2.4 billion for the fourth quarter of 2019, up 3% from the fourth quarter of 2018, despite the disposal of ten franchised dealerships in 2019 which generated revenues of $165.7 million during the fourth quarter of 2018.

SG&A expenses were $260.9 million in the fourth quarter of 2019, a decrease of 5% compared to the year-ago period, including the effect of items of interest below. SG&A expenses as a percentage of gross profit were 66.2% for the fourth quarter of 2019 compared to 73.9% in the fourth quarter of 2018. Excluding certain items of interest below (a non-GAAP measure), SG&A expenses as a percentage of gross profit improved 40 basis points, to 73.7%, for the fourth quarter of 2019, compared to 74.1% in the year-ago period.

Net income from continuing operations for the fourth quarter of 2019 was $46.3 million, or $1.04 per diluted share. Comparatively, net income from continuing operations for the fourth quarter of 2018 was $22.0 million, or $0.51 per diluted share. Included in the above reported fourth quarter results (unless otherwise noted) are the following pre-tax items of interest:

(In millions)	Q4 2019	Q4 2018	Income Statement Line Item
Gain on franchise disposals	$29.3	$—	SG&A expenses
Lease exit adjustments	—	0.8	SG&A expenses
Impairment charges	(17.7)	(15.6)	Impairment charges	(1)
Loss on extinguishment of debt	(7.2)	—	Other expense
Subtotal: Pre-tax items of interest	$4.4	$(14.8)
Tax effect of above items	(1.2)	4.1
Tax-effected items of interest	$3.2	$(10.7)

Note: Amounts in table relate to the Franchised Dealerships Segment unless otherwise noted.
(1) $16.6 million in the fourth quarter of 2019 and $1.5 million in the fourth quarter of 2018 attributed to the EchoPark Segment related to building and land held for sale at former EchoPark locations.

Full Year 2019 Operational Summary

For full year 2019, Sonic consolidated total revenues were $10.5 billion, up 5% compared to 2018. EchoPark Segment revenues were $1.2 billion for full year 2019, representing a 66% increase from 2018. Franchised Dealerships Segment revenues were $9.3 billion for full year 2019, flat compared to 2018, despite the disposal of ten franchised dealerships in 2019 which generated revenues of $656.1 million during 2018.

SG&A expenses were $1.1 billion in 2019, a decrease of 4% compared to 2018, including the effect of items of interest below. SG&A expenses as a percentage of gross profit were 72.3% in 2019 compared to 79.2% in 2018. Excluding certain items of interest below (a non-GAAP measure), SG&A expense as a percentage of gross profit improved 210 basis points, to 76.9%, for full year 2019, compared to 79.0% in 2018. Overall SG&A expense decreased as the Company continued its focus on disciplined expense control.

Net income from continuing operations for full year 2019 was $144.5 million, or $3.31 per diluted share. Comparatively, net income from continuing operations for full year 2018 was $52.4 million, or $1.22 per diluted share. Included in the above reported full year results (unless otherwise noted) are the following pre-tax items of interest:

(In millions)	FY 2019	FY 2018	Income Statement Line Item
Gain on franchise disposals	$76.0	$38.9	SG&A expenses
Executive transition costs	(6.3)	(1.6)	SG&A expenses
Legal and storm damage charges	—	(5.7)	SG&A expenses
Long-term compensation charges	—	(32.5)	SG&A expenses	(1)
Lease exit adjustments	—	(1.4)	SG&A expenses
Impairment charges	(19.6)	(29.5)	Impairment charges	(2)
Loss on extinguishment of debt	(7.2)	—	Other expense
Subtotal: Pre-tax items of interest	$42.9	$(31.8)
Tax effect of above items	(14.2)	7.3
Tax-effected items of interest	$28.7	$(24.5)

Note: Amounts in table relate to the Franchised Dealerships Segment unless otherwise noted.
(1) $32.5 million in 2018 relates to the EchoPark Segment.
(2) $18.5 million in 2019 and $1.6 million in 2018 attributed to the EchoPark Segment related to building and land held for sale at former EchoPark locations.

Dividend

Sonic’s Board of Directors approved a quarterly cash dividend of $0.10 per share payable on April 15, 2020 to all stockholders of record on March 13, 2020.

Fourth Quarter 2019 / Full Year 2019 Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to www.sonicautomotive.com, then click on “Our Company” at the top of the page, then “Investor Relations,” then “Earnings Conference Calls” at the bottom of the page.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 1659619

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 1659619

Presentation materials for the Company’s earnings conference call will be accessible beginning the morning of the conference call on the Company’s website at www.sonicautomotive.com by clicking on “Our Company” at the top of the page, then “Investor Relations,” then “Webcasts & Presentations” at the bottom of the page.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

About EchoPark Automotive

EchoPark Automotive is an operating segment within the Company with nine existing locations that specialize in pre-owned vehicle sales and provide a unique guest experience unlike traditional used car stores. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements with respect to long-term annual revenue targets, anticipated future growth and profitability in the Company’s EchoPark Segment, anticipated openings of new EchoPark stores in 2020, anticipated future performance and growth of our Franchised Dealerships Segment, and anticipated future debt reduction in 2020. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables may contain certain non-GAAP financial measures as defined under SEC rules, such as SG&A expenses as a percentage of gross profit excluding certain items required to be included by GAAP. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the attached financial tables. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts

Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400
Danny Wieland, Director of Financial Reporting (704) 927-3462
ir@sonicautomotive.com

Press Inquiries:
Danielle DeVoren / Anthony Feldman
(212) 896-1272 / (347) 487-6194
sonic@kcsa.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	% Change	2019	2018	% Change
	(In thousands, except per share amounts)
Revenues:
New vehicles	$1,360,064	$1,319,587	3.1%	$4,889,171	$4,974,097	(1.7)%
Used vehicles	869,708	755,882	15.1%	3,489,972	2,973,498	17.4%
Wholesale vehicles	46,596	49,899	(6.6)%	202,946	217,625	(6.7)%
Total vehicles	2,276,368	2,125,368	7.1%	8,582,089	8,165,220	5.1%
Parts, service and collision repair	346,514	339,257	2.1%	1,395,303	1,380,887	1.0%
Finance, insurance and other, net	125,522	109,633	14.5%	476,951	405,523	17.6%
Total revenues	2,748,404	2,574,258	6.8%	10,454,343	9,951,630	5.1%
Cost of Sales:
New vehicles	(1,292,480)	(1,253,792)	3.1%	(4,656,084)	(4,732,595)	(1.6)%
Used vehicles	(832,877)	(722,291)	15.3%	(3,342,576)	(2,830,510)	18.1%
Wholesale vehicles	(47,941)	(52,069)	(7.9)%	(207,378)	(228,874)	(9.4)%
Total vehicles	(2,173,298)	(2,028,152)	7.2%	(8,206,038)	(7,791,979)	5.3%
Parts, service and collision repair	(181,222)	(175,391)	3.3%	(727,288)	(713,526)	1.9%
Total cost of sales	(2,354,520)	(2,203,543)	6.9%	(8,933,326)	(8,505,505)	5.0%
Gross profit	393,884	370,715	6.2%	1,521,017	1,446,125	5.2%
Selling, general and administrative expenses	(260,921)	(273,915)	4.7%	(1,099,374)	(1,145,325)	4.0%
Impairment charges	(17,692)	(15,553)	(13.8)%	(20,768)	(29,514)	29.6%
Depreciation and amortization	(23,048)	(22,556)	(2.2)%	(93,169)	(93,623)	0.5%
Operating income (loss)	92,223	58,691	57.1%	307,706	177,663	73.2%
Other income (expense):
Interest expense, floor plan	(11,137)	(13,585)	18.0%	(48,519)	(48,398)	(0.3)%
Interest expense, other, net	(13,458)	(13,914)	3.3%	(52,953)	(54,059)	2.0%
Other income (expense), net	(6,680)	—	(100.0)%	(6,589)	106	(6316.0)%
Total other income (expense)	(31,275)	(27,499)	(13.7)%	(108,061)	(102,351)	(5.6)%
Income (loss) from continuing operations before taxes	60,948	31,192	95.4%	199,645	75,312	165.1%
Provision for income taxes for continuing operations - benefit (expense)	(14,676)	(9,212)	(59.3)%	(55,108)	(22,922)	(140.4)%
Income (loss) from continuing operations	46,272	21,980	110.5%	144,537	52,390	175.9%
Discontinued operations:
Income (loss) from discontinued operations before taxes	62	(221)	128.1%	(554)	(1,017)	45.5%
Provision for income taxes for discontinued operations - benefit (expense)	(27)	62	(143.5)%	154	277	(44.4)%
Income (loss) from discontinued operations	35	(159)	122.0%	(400)	(740)	45.9%
Net income (loss)	$46,307	$21,821	112.2%	$144,137	$51,650	179.1%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$1.07	$0.51	109.8%	$3.36	$1.23	173.2%
Earnings (loss) per share from discontinued operations	—	—	—%	(0.01)	(0.02)	50.0%
Earnings (loss) per common share	$1.07	$0.51	109.8%	$3.35	$1.21	176.9%
Weighted-average common shares outstanding	43,078	42,710	0.9%	43,016	42,708	0.7%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$1.04	$0.51	103.9%	$3.31	$1.22	171.3%
Earnings (loss) per share from discontinued operations	—	—	—%	(0.01)	(0.02)	50.0%
Earnings (loss) per common share	$1.04	$0.51	103.9%	$3.30	$1.20	175.0%
Weighted-average common shares outstanding	44,463	42,911	(3.6)%	43,710	42,950	(1.8)%
Dividends declared per common share	$0.10	$0.06	66.7%	$0.40	$0.24	66.7%

New Vehicles - Consolidated

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,360,064	$1,319,587	$40,477	3.1%
Gross profit	$67,584	$65,795	$1,789	2.7%
Unit sales	30,591	31,331	(740)	(2.4)%
Revenue per unit	$44,460	$42,118	$2,342	5.6%
Gross profit per unit	$2,209	$2,100	$109	5.2%
Gross profit as a % of revenue	5.0%	5.0%	—	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$4,889,171	$4,974,097	$(84,926)	(1.7)%
Gross profit	$233,087	$241,502	$(8,415)	(3.5)%
Unit sales	114,131	122,717	(8,586)	(7.0)%
Revenue per unit	$42,838	$40,533	$2,305	5.7%
Gross profit per unit	$2,042	$1,968	$74	3.8%
Gross profit as a % of revenue	4.8%	4.9%	(10)	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,336,909	$1,215,081	$121,828	10.0%
Gross profit	$66,437	$60,919	$5,518	9.1%
Unit sales	30,018	27,921	2,097	7.5%
Revenue per unit	$44,537	$43,519	$1,018	2.3%
Gross profit per unit	$2,213	$2,182	$31	1.4%
Gross profit as a % of revenue	5.0%	5.0%	—	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$4,691,795	$4,504,210	$187,585	4.2%
Gross profit	$224,526	$222,335	$2,191	1.0%
Unit sales	107,803	107,149	654	0.6%
Revenue per unit	$43,522	$42,037	$1,485	3.5%
Gross profit per unit	$2,083	$2,075	$8	0.4%
Gross profit as a % of revenue	4.8%	4.9%	(10)	bps

Used Vehicles - Consolidated

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$869,708	$755,882	$113,826	15.1%
Gross profit	$36,831	$33,591	$3,240	9.6%
Unit sales	39,775	35,135	4,640	13.2%
Revenue per unit	$21,866	$21,514	$352	1.6%
Gross profit per unit	$926	$956	$(30)	(3.1)%
Gross profit as a % of revenue	4.2%	4.4%	(20)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$3,489,972	$2,973,498	$516,474	17.4%
Gross profit	$147,396	$142,988	$4,408	3.1%
Unit sales	162,149	139,605	22,544	16.1%
Revenue per unit	$21,523	$21,299	$224	1.1%
Gross profit per unit	$909	$1,024	$(115)	(11.2)%
Gross profit as a % of revenue	4.2%	4.8%	(60)	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$809,993	$711,494	$98,499	13.8%
Gross profit	$33,604	$28,127	$5,477	19.5%
Unit sales	37,174	32,446	4,728	14.6%
Revenue per unit	$21,789	$21,929	$(140)	(0.6)%
Gross profit per unit	$904	$867	$37	4.3%
Gross profit as a % of revenue	4.1%	4.0%	10	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$3,191,404	$2,759,003	$432,401	15.7%
Gross profit	$131,695	$124,304	$7,391	5.9%
Unit sales	146,456	126,415	20,041	15.9%
Revenue per unit	$21,791	$21,825	$(34)	(0.2)%
Gross profit per unit	$899	$983	$(84)	(8.5)%
Gross profit as a % of revenue	4.1%	4.5%	(40)	bps

Wholesale Vehicles - Consolidated

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$46,596	$49,899	$(3,303)	(6.6)%
Gross profit (loss)	$(1,345)	$(2,170)	$825	38.0%
Unit sales	7,899	8,214	(315)	(3.8)%
Revenue per unit	$5,899	$6,075	$(176)	(2.9)%
Gross profit (loss) per unit	$(170)	$(264)	$94	35.5%
Gross profit (loss) as a % of revenue	(2.9)%	(4.3)%	140	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$202,946	$217,625	$(14,679)	(6.7)%
Gross profit (loss)	$(4,432)	$(11,249)	$6,817	60.6%
Unit sales	34,153	34,167	(14)	—%
Revenue per unit	$5,942	$6,369	$(427)	(6.7)%
Gross profit (loss) per unit	$(130)	$(329)	$199	60.5%
Gross profit (loss) as a % of revenue	(2.2)%	(5.2)%	300	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$44,769	$46,458	$(1,689)	(3.6)%
Gross profit (loss)	$(1,355)	$(1,962)	$607	30.9%
Unit sales	7,415	7,356	59	0.8%
Revenue per unit	$6,038	$6,316	$(278)	(4.4)%
Gross profit (loss) per unit	$(183)	$(267)	$84	31.5%
Gross profit (loss) as a % of revenue	(3.0)%	(4.2)%	120	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$191,431	$195,743	$(4,312)	(2.2)%
Gross profit (loss)	$(3,808)	$(9,792)	$5,984	61.1%
Unit sales	31,016	29,245	1,771	6.1%
Revenue per unit	$6,172	$6,693	$(521)	(7.8)%
Gross profit (loss) per unit	$(123)	$(335)	$212	63.3%
Gross profit (loss) as a % of revenue	(2.0)%	(5.0)%	300	bps

Parts, Service and Collision Repair (“Fixed Operations”) - Consolidated

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue:
Customer pay	$141,442	$137,690	$3,752	2.7%
Warranty	63,713	68,425	(4,712)	(6.9)%
Wholesale parts	39,934	38,302	1,632	4.3%
Internal, sublet and other	101,425	94,840	6,585	6.9%
Total	$346,514	$339,257	$7,257	2.1%

Gross profit:
Customer pay	$76,346	$73,173	$3,173	4.3%
Warranty	35,302	38,411	(3,109)	(8.1)%
Wholesale parts	6,868	6,797	71	1.0%
Internal, sublet and other	46,776	45,485	1,291	2.8%
Total	$165,292	$163,866	$1,426	0.9%

Gross profit as a % of revenue:
Customer pay	54.0%	53.1%	90	bps
Warranty	55.4%	56.1%	(70)	bps
Wholesale parts	17.2%	17.7%	(50)	bps
Internal, sublet and other	46.1%	48.0%	(190)	bps
Total	47.7%	48.3%	(60)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue:
Customer pay	$561,422	$560,037	$1,385	0.2%
Warranty	272,389	266,644	5,745	2.2%
Wholesale parts	157,603	161,066	(3,463)	(2.2)%
Internal, sublet and other	403,889	393,140	10,749	2.7%
Total	$1,395,303	$1,380,887	$14,416	1.0%

Gross profit:
Customer pay	$304,950	$299,617	$5,333	1.8%
Warranty	150,984	150,746	238	0.2%
Wholesale parts	27,187	27,746	(559)	(2.0)%
Internal, sublet and other	184,894	189,252	(4,358)	(2.3)%
Total	$668,015	$667,361	$654	0.1%

Gross profit as a % of revenue:
Customer pay	54.3%	53.5%	80	bps
Warranty	55.4%	56.5%	(110)	bps
Wholesale parts	17.3%	17.2%	10	bps
Internal, sublet and other	45.8%	48.1%	(230)	bps
Total	47.9%	48.3%	(40)	bps

Fixed Operations - Consolidated (Continued)

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same store Fixed Operations:
Revenue:
Customer pay	$139,273	$129,217	$10,056	7.8%
Warranty	63,042	65,432	(2,390)	(3.7)%
Wholesale parts	39,398	36,483	2,915	8.0%
Internal, sublet and other	98,942	87,904	11,038	12.6%
Total	$340,655	$319,036	$21,619	6.8%

Gross profit:
Customer pay	$75,406	$68,444	$6,962	10.2%
Warranty	35,007	36,748	(1,741)	(4.7)%
Wholesale parts	6,772	6,423	349	5.4%
Internal, sublet and other	46,116	42,256	3,860	9.1%
Total	$163,301	$153,871	$9,430	6.1%

Gross profit as a % of revenue:
Customer pay	54.1%	53.0%	110	bps
Warranty	55.5%	56.2%	(70)	bps
Wholesale parts	17.2%	17.6%	(40)	bps
Internal, sublet and other	46.6%	48.1%	(150)	bps
Total	47.9%	48.2%	(30)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same store Fixed Operations:
Revenue:
Customer pay	$547,826	$517,152	$30,674	5.9%
Warranty	264,282	250,750	13,532	5.4%
Wholesale parts	154,166	152,030	2,136	1.4%
Internal, sublet and other	384,584	359,441	25,143	7.0%
Total	$1,350,858	$1,279,373	$71,485	5.6%

Gross profit:
Customer pay	$297,916	$275,484	$22,432	8.1%
Warranty	146,644	140,305	6,339	4.5%
Wholesale parts	26,542	25,972	570	2.2%
Internal, sublet and other	177,442	172,786	4,656	2.7%
Total	$648,544	$614,547	$33,997	5.5%

Gross profit as a % of revenue:
Customer pay	54.4%	53.3%	110	bps
Warranty	55.5%	56.0%	(50)	bps
Wholesale parts	17.2%	17.1%	10	bps
Internal, sublet and other	46.1%	48.1%	(200)	bps
Total	48.0%	48.0%	—	bps

Finance, Insurance and Other, Net (“F&I”) - Consolidated

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported F&I:
Revenue	$125,522	$109,633	$15,889	14.5%
Unit sales	69,376	66,102	3,274	5.0%
Gross profit per retail unit (excludes fleet)	$1,809	$1,659	$151	9.1%

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported F&I:
Revenue	$476,951	$405,523	$71,428	17.6%
Unit sales	273,606	260,424	13,182	5.1%
Gross profit per retail unit (excludes fleet)	$1,743	$1,557	$186	11.9%

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store F&I:
Revenue	$115,513	$98,634	$16,879	17.1%
Unit sales	66,202	60,003	6,199	10.3%
Gross profit per retail unit (excludes fleet)	$1,745	$1,644	$101	6.1%

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store F&I:
Revenue	$426,441	$360,317	$66,124	18.4%
Unit sales	251,585	231,711	19,874	8.6%
Gross profit per retail unit (excludes fleet)	$1,695	$1,555	$140	9.0%

New Vehicles - Franchised Dealerships Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,360,064	$1,319,587	$40,477	3.1%
Gross profit	$67,584	$65,795	$1,789	2.7%
Unit sales	30,591	31,331	(740)	(2.4)%
Revenue per unit	$44,460	$42,118	$2,342	5.6%
Gross profit per unit	$2,209	$2,100	$109	5.2%
Gross profit as a % of revenue	5.0%	5.0%	—	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$4,889,171	$4,974,097	$(84,926)	(1.7)%
Gross profit	$233,087	$241,502	$(8,415)	(3.5)%
Unit sales	114,131	122,717	(8,586)	(7.0)%
Revenue per unit	$42,838	$40,533	$2,305	5.7%
Gross profit per unit	$2,042	$1,968	$74	3.8%
Gross profit as a % of revenue	4.8%	4.9%	(10)	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,336,909	$1,215,081	$121,828	10.0%
Gross profit	$66,437	$60,919	$5,518	9.1%
Unit sales	30,018	27,921	2,097	7.5%
Revenue per unit	$44,537	$43,519	$1,018	2.3%
Gross profit per unit	$2,213	$2,182	$31	1.4%
Gross profit as a % of revenue	5.0%	5.0%	—	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$4,691,795	$4,504,210	$187,585	4.2%
Gross profit	$224,526	$222,335	$2,191	1.0%
Unit sales	107,803	107,149	654	0.6%
Revenue per unit	$43,522	$42,037	$1,485	3.5%
Gross profit per unit	$2,083	$2,075	$8	0.4%
Gross profit as a % of revenue	4.8%	4.9%	(10)	bps

Used Vehicles - Franchised Dealerships Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$604,422	$576,396	$28,026	4.9%
Gross profit	$35,727	$35,385	$342	1.0%
Unit sales	27,099	26,373	726	2.8%
Revenue per unit	$22,304	$21,856	$448	2.0%
Gross profit per unit	$1,318	$1,342	$(24)	(1.8)%
Gross profit as a % of revenue	5.9%	6.1%	(24)	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$2,493,467	$2,370,799	$122,668	5.2%
Gross profit	$147,541	$148,350	$(809)	(0.5)%
Unit sales	112,629	110,168	2,461	2.2%
Revenue per unit	$22,139	$21,520	$619	2.9%
Gross profit per unit	$1,310	$1,347	$(37)	(2.7)%
Gross profit as a % of revenue	5.9%	6.3%	(40)	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$586,324	$543,052	$43,272	8.0%
Gross profit	$33,720	$29,959	$3,761	12.6%
Unit sales	26,566	24,221	2,345	9.7%
Revenue per unit	$22,070	$22,421	$(351)	(1.6)%
Gross profit per unit	$1,269	$1,237	$32	2.6%
Gross profit as a % of revenue	5.8%	5.5%	28	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$2,394,077	$2,201,382	$192,695	8.8%
Gross profit	$136,077	$128,648	$7,429	5.8%
Unit sales	106,998	99,335	7,663	7.7%
Revenue per unit	$22,375	$22,161	$214	1.0%
Gross profit per unit	$1,272	$1,295	$(23)	(1.8)%
Gross profit as a % of revenue	5.7%	5.8%	(10)	bps

Wholesale Vehicles - Franchised Dealerships Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$39,250	$49,145	$(9,895)	(20.1)%
Gross profit (loss)	$(1,253)	$(2,072)	$819	39.5%
Unit sales	6,148	8,161	(2,013)	(24.7)%
Revenue per unit	$6,384	$6,022	$362	6.0%
Gross profit (loss) per unit	$(204)	$(254)	$50	19.7%
Gross profit (loss) as a % of revenue	(3.2)%	(4.2)%	102	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$180,020	$197,183	$(17,163)	(8.7)%
Gross profit (loss)	$(4,100)	$(11,779)	$7,679	65.2%
Unit sales	28,379	30,615	(2,236)	(7.3)%
Revenue per unit	$6,343	$6,441	$(98)	(1.5)%
Gross profit (loss) per unit	$(144)	$(385)	$241	62.6%
Gross profit (loss) as a % of revenue	(2.3)%	(6.0)%	370	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$38,600	$45,706	$(7,106)	(15.5)%
Gross profit (loss)	$(1,269)	$(1,865)	$596	32.0%
Unit sales	5,920	7,303	(1,383)	(18.9)%
Revenue per unit	$6,520	$6,258	$262	4.2%
Gross profit (loss) per unit	$(214)	$(255)	$41	16.1%
Gross profit (loss) as a % of revenue	(3.3)%	(4.1)%	78	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$172,985	$179,895	$(6,910)	(3.8)%
Gross profit (loss)	$(3,508)	$(10,320)	$6,812	66.0%
Unit sales	26,341	26,583	(242)	(0.9)%
Revenue per unit	$6,567	$6,767	$(200)	(3.0)%
Gross profit (loss) per unit	$(133)	$(388)	$255	65.7%
Gross profit (loss) as a % of revenue	(2.0)%	(5.7)%	370	bps

Fixed Operations - Franchised Dealerships Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue:
Customer pay	$141,252	$137,544	$3,708	2.7%
Warranty	63,713	68,425	(4,712)	(6.9)%
Wholesale parts	39,934	38,302	1,632	4.3%
Internal, sublet and other	94,269	91,929	2,340	2.5%
Total	$339,168	$336,200	$2,968	0.9%

Gross profit:
Customer pay	$76,343	$73,153	$3,190	4.4%
Warranty	35,302	38,411	(3,109)	(8.1)%
Wholesale parts	6,868	6,797	71	1.0%
Internal, sublet and other	47,133	45,747	1,386	3.0%
Total	$165,646	$164,108	$1,538	0.9%

Gross profit as a % of revenue:
Customer pay	54.0%	53.2%	80	bps
Warranty	55.4%	56.1%	(70)	bps
Wholesale parts	17.2%	17.7%	(50)	bps
Internal, sublet and other	50.0%	49.8%	20	bps
Total	48.8%	48.8%	—	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue:
Customer pay	$560,734	$559,027	$1,707	0.3%
Warranty	272,389	266,644	5,745	2.2%
Wholesale parts	157,603	161,066	(3,463)	(2.2)%
Internal, sublet and other	375,824	377,822	(1,998)	(0.5)%
Total	$1,366,550	$1,364,559	$1,991	0.1%

Gross profit:
Customer pay	$304,927	$299,360	$5,567	1.9%
Warranty	150,984	150,746	238	0.2%
Wholesale parts	27,187	27,746	(559)	(2.0)%
Internal, sublet and other	185,860	187,365	(1,505)	(0.8)%
Total	$668,958	$665,217	$3,741	0.6%

Gross profit as a % of revenue:
Customer pay	54.4%	53.6%	80	bps
Warranty	55.4%	56.5%	(110)	bps
Wholesale parts	17.3%	17.2%	10	bps
Internal, sublet and other	49.5%	49.6%	(10)	bps
Total	49.0%	48.7%	30	bps

Fixed Operations - Franchised Dealerships Segment (Continued)

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same store Fixed Operations:
Revenue:
Customer pay	$139,127	$129,093	$10,034	7.8%
Warranty	63,042	65,432	(2,390)	(3.7)%
Wholesale parts	39,398	36,483	2,915	8.0%
Internal, sublet and other	93,030	85,213	7,817	9.2%
Total	$334,597	$316,222	$18,375	5.8%

Gross profit:
Customer pay	$75,404	$68,425	$6,979	10.2%
Warranty	35,007	36,748	(1,741)	(4.7)%
Wholesale parts	6,772	6,423	349	5.4%
Internal, sublet and other	46,406	42,513	3,893	9.2%
Total	$163,589	$154,109	$9,480	6.2%

Gross profit as a % of revenue:
Customer pay	54.2%	53.0%	120	bps
Warranty	55.5%	56.2%	(70)	bps
Wholesale parts	17.2%	17.6%	(40)	bps
Internal, sublet and other	49.9%	49.9%	—	bps
Total	48.9%	48.7%	20	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same store Fixed Operations:
Revenue:
Customer pay	$547,344	$516,572	$30,772	6.0%
Warranty	264,282	250,750	13,532	5.4%
Wholesale parts	154,166	152,030	2,136	1.4%
Internal, sublet and other	362,114	345,513	16,601	4.8%
Total	$1,327,906	$1,264,865	$63,041	5.0%

Gross profit:
Customer pay	$297,894	$275,387	$22,507	8.2%
Warranty	146,644	140,305	6,339	4.5%
Wholesale parts	26,542	25,972	570	2.2%
Internal, sublet and other	178,232	171,038	7,194	4.2%
Total	$649,312	$612,702	$36,610	6.0%

Gross profit as a % of revenue:
Customer pay	54.4%	53.3%	110	bps
Warranty	55.5%	56.0%	(50)	bps
Wholesale parts	17.2%	17.1%	10	bps
Internal, sublet and other	49.2%	49.5%	(30)	bps
Total	48.9%	48.4%	50	bps

F&I - Franchised Dealerships Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported F&I:
Revenue	$96,946	$90,341	$6,605	7.3%
Unit sales	56,700	57,340	(640)	(1.1)%
Gross profit per retail unit (excludes fleet)	$1,710	$1,576	$134	8.5%

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported F&I:
Revenue	$363,117	$344,814	$18,303	5.3%
Unit sales	224,086	230,987	(6,901)	(3.0)%
Gross profit per retail unit (excludes fleet)	$1,620	$1,493	$127	8.5%

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store F&I:
Revenue	$91,628	$80,579	$11,049	13.7%
Unit sales	55,594	51,778	3,816	7.4%
Gross profit per retail unit (excludes fleet)	$1,648	$1,556	$92	5.9%

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store F&I:
Revenue	$335,756	$304,293	$31,463	10.3%
Unit sales	212,127	204,631	7,496	3.7%
Gross profit per retail unit (excludes fleet)	$1,583	$1,487	$96	6.5%

Used Vehicles and F&I - EchoPark Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported retail used vehicle and F&I:
Retail used vehicle revenue	$265,286	$179,486	$85,800	47.8%
Retail used vehicle gross profit (loss)	$1,104	$(1,794)	$2,898	(161.5)%
Retail used vehicle unit sales	12,676	8,762	3,914	44.7%
Retail used vehicle revenue per unit	$20,928	$20,485	$443	2.2%
F&I revenue	$28,576	$19,292	$9,284	48.1%
Combined retail used vehicle gross profit and F&I revenue	$29,680	$17,498	$12,182	69.6%
Total retail used vehicle and F&I gross profit per unit	$2,341	$1,997	$344	17.2%

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported retail used vehicle and F&I:
Retail used vehicle revenue	$996,505	$602,699	$393,806	65.3%
Retail used vehicle gross profit (loss)	$(146)	$(5,362)	$5,216	97.3%
Retail used vehicle unit sales	49,520	29,437	20,083	68.2%
Retail used vehicle revenue per unit	$20,123	$20,474	$(351)	(1.7)%
F&I revenue	$113,834	$60,709	$53,125	87.5%
Combined retail used vehicle gross profit and F&I revenue	$113,688	$55,347	$58,341	105.4%
Total retail used vehicle and F&I gross profit per unit	$2,296	$1,880	$416	22.1%

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store retail used vehicle and F&I:
Retail used vehicle revenue	$223,669	$168,442	$55,227	32.8%
Retail used vehicle gross profit (loss)	$(116)	$(1,832)	$1,716	(93.7)%
Retail used vehicle unit sales	10,608	8,225	2,383	29.0%
Retail used vehicle revenue per unit	$21,085	$20,479	$606	3.0%
F&I revenue	$23,885	$18,055	$5,830	32.3%
Combined retail used vehicle gross profit and F&I revenue	$23,769	$16,223	$7,546	46.5%
Total retail used vehicle and F&I gross profit per unit	$2,241	$1,972	$269	13.6%

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store retail used vehicle and F&I:
Retail used vehicle revenue	$797,327	$557,620	$239,707	43.0%
Retail used vehicle gross profit (loss)	$(4,382)	$(4,344)	$(38)	(0.9)%
Retail used vehicle unit sales	39,458	27,080	12,378	45.7%
Retail used vehicle revenue per unit	$20,207	$20,592	$(385)	(1.9)%
F&I revenue	$90,684	$56,023	$34,661	61.9%
Combined retail used vehicle gross profit and F&I revenue	$86,302	$51,679	$34,623	67.0%
Total retail used vehicle and F&I gross profit per unit	$2,187	$1,908	$279	14.6%

Wholesale Vehicles - EchoPark Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$7,346	$754	$6,592	874.3%
Gross profit (loss)	$(92)	$(98)	$6	6.1%
Unit sales	1,751	53	1,698	3,203.8%
Revenue per unit	$4,195	$14,226	$(10,031)	(70.5)%
Gross profit (loss) per unit	$(53)	$(1,849)	$1,796	97.1%
Gross profit (loss) as a % of revenue	(1.3)%	(13.0)%	1,170	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$22,926	$20,442	$2,484	12.2%
Gross profit (loss)	$(332)	$530	$(862)	(162.6)%
Unit sales	5,774	3,552	2,222	62.6%
Revenue per unit	$3,971	$5,755	$(1,784)	(31.0)%
Gross profit (loss) per unit	$(57)	$149	$(206)	(138.3)%
Gross profit (loss) as a % of revenue	(1.4)%	2.6%	(400)	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$6,169	$753	$5,416	719.3%
Gross profit (loss)	$(86)	$(97)	$11	11.3%
Unit sales	1,495	53	1,442	2,720.8%
Revenue per unit	$4,126	$14,208	$(10,082)	(71.0)%
Gross profit (loss) per unit	$(58)	$(1,830)	$1,772	96.8%
Gross profit (loss) as a % of revenue	(1.4)%	(12.9)%	1,150	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$18,446	$15,848	$2,598	16.4%
Gross profit (loss)	$(300)	$528	$(828)	(156.8)%
Unit sales	4,675	2,662	2,013	75.6%
Revenue per unit	$3,946	$5,953	$(2,007)	(33.7)%
Gross profit (loss) per unit	$(64)	$198	$(262)	(132.3)%
Gross profit (loss) as a % of revenue	(1.6)%	3.3%	(490)	bps

Fixed Operations - EchoPark Segment

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue	$7,346	$3,057	$4,289	140.3%
Gross profit (loss)	$(354)	$(242)	$(112)	46.3%
Gross profit (loss) as a % of revenue	(4.8)%	(7.9)%	310	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported Fixed Operations:
Revenue	$28,753	$16,328	$12,425	76.1%
Gross profit (loss)	$(943)	$2,144	$(3,087)	(144.0)%
Gross profit (loss) as a % of revenue	(3.3)%	13.1%	(1,640)	bps

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same store Fixed Operations:
Revenue	$6,058	$2,814	$3,244	115.3%
Gross profit (loss)	$(288)	$(238)	$(50)	21.0%
Gross profit (loss) as a % of revenue	(4.8)%	(8.5)%	370	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same store Fixed Operations:
Revenue	$22,952	$14,508	$8,444	58.2%
Gross profit (loss)	$(768)	$1,845	$(2,613)	(141.6)%
Gross profit (loss) as a % of revenue	(3.3)%	12.7%	(1,600)	bps

Segment Income (Loss)

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Segment income (loss):
Franchised Dealerships Segment	$76,541	$51,440	$25,101	48.8%
EchoPark Segment	2,099	(4,695)	6,794	144.7%
Total segment income (loss)	$78,640	$46,745	$31,895	68.2%
Impairment charges	(17,692)	(15,553)	(2,139)	(13.8)%
Income (loss) from continuing operations before taxes	$60,948	$31,192	$29,756	95.4%

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Segment income (loss):
Franchised Dealerships Segment	$211,267	$157,413	$53,854	34.2%
EchoPark Segment	9,146	(52,587)	61,733	117.4%
Total segment income (loss)	$220,413	$104,826	$115,587	110.3%
Impairment charges	(20,768)	(29,514)	8,746	29.6%
Income (loss) from continuing operations before taxes	$199,645	$75,312	$124,333	165.1%

Selling, General and Administrative (“SG&A”) Expenses - Non-GAAP Reconciliation

	Three Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Compensation	$184,455	$166,950	$(17,505)	(10.5)%
Advertising	14,522	16,196	1,674	10.3%
Rent	13,303	13,753	450	3.3%
Other	48,641	77,016	28,375	36.8%
Total SG&A expenses	$260,921	$273,915	$12,994	4.7%
Items of interest:
Gain on franchise disposals	$29,303	$—
Lease exit adjustments	—	800
Total SG&A adjustments	$29,303	$800
Adjusted:
Total adjusted SG&A expenses	$290,224	$274,715	$(15,509)	(5.6)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	46.8%	45.0%	(180)	bps
Advertising	3.7%	4.4%	70	bps
Rent	3.4%	3.7%	30	bps
Other	12.3%	20.8%	850	bps
Total SG&A expenses as a % of gross profit	66.2%	73.9%	770	bps
Items of interest:
Gain on franchise disposals	7.5%	—%
Lease exit adjustments	—%	0.2%
Total effect of adjustments	7.5%	0.2%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	73.7%	74.1%	40	bps

SG&A Expenses - Non-GAAP Reconciliation (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Compensation	$733,925	$725,022	$(8,903)	(1.2)%
Advertising	60,831	63,134	2,303	3.6%
Rent	54,611	64,204	9,593	14.9%
Other	250,007	292,965	42,958	14.7%
Total SG&A expenses	$1,099,374	$1,145,325	$45,951	4.0%
Items of interest:
Legal and storm damage charges	$—	$(5,749)
Long-term compensation charges	—	(32,522)
Executive transition costs	(6,264)	(1,581)
Lease exit adjustments	—	(1,435)
Gain on franchise disposals	75,983	38,893
Total SG&A adjustments	$69,719	$(2,394)
Adjusted:
Total adjusted SG&A expenses	$1,169,093	$1,142,931	$(26,162)	(2.3)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	48.3%	50.1%	180	bps
Advertising	4.0%	4.4%	40	bps
Rent	3.6%	4.4%	80	bps
Other	16.4%	20.3%	390	bps
Total SG&A expenses as a % of gross profit	72.3%	79.2%	690	bps
Items of interest:
Legal and storm damage charges	—%	(0.5)%
Long-term compensation charges	—%	(2.7)%
Executive transition costs	(0.4)%	(0.1)%
Lease exit adjustments	—%	(0.1)%
Gain on franchise disposals	5.0%	3.2%
Total effect of adjustments	4.6%	(0.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	76.9%	79.0%	210	bps

Earnings Per Share from Continuing Operations - Non-GAAP Reconciliation

	Three Months Ended December 31, 2019			Three Months Ended December 31, 2018
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	44,463	$46,272	$1.04	42,911	$21,981	$0.51
Pre-tax items of interest:
Gain on franchise disposals		$(29,303)			$—
Lease exit adjustments		—			(800)
Impairment charges		17,692			15,553
Loss on debt extinguishment		7,157			—
Total pre-tax items of interest		$(4,454)			$14,753
Tax effect of above items		$1,292			$(4,020)
Adjusted diluted earnings (loss) and shares from continuing operations	44,463	$43,110	$0.97	42,911	$32,714	$0.76

	Twelve Months Ended December 31, 2019			Twelve Months Ended December 31, 2018
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	43,710	$144,537	$3.31	42,950	$52,390	$1.22
Pre-tax items of interest:
Gain on franchise disposals		$(75,983)			$(38,893)
Legal and storm damage charges		—			5,749
Long-term compensation charges		—			32,522
Executive transition costs		6,264			1,581
Impairment charges		19,618			29,512
Loss on debt extinguishment		7,157			—
Lease exit adjustments		—			1,435
Total pre-tax items of interest		$(42,944)			$31,906
Tax effect of above items		$14,193			$(8,694)
Non-recurring tax items		$—			$1,313
Adjusted diluted earnings (loss) and shares from continuing operations	43,710	$115,786	$2.65	42,950	$76,914	$1.79

Adjusted EBITDA - Non-GAAP Reconciliation

	Three Months Ended December 31, 2019				Three Months Ended December 31, 2018
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)
Net income (loss)				$46,307				$21,821
Provision for income taxes				14,703				9,150
Income (loss) before taxes	$75,466	$(14,518)	$62	$61,010	$37,388	$(6,196)	$(221)	$30,971
Non-floor plan interest	12,335	435	—	12,770	12,902	423	89	13,414
Depreciation and amortization	20,972	2,765	—	23,737	21,087	2,210	—	23,297
Stock-based compensation expense	2,690	—	—	2,690	1,264	—	—	1,264
Loss (gain) on exit of leased dealerships	—	—	—	—	(1,080)	3	89	(988)
Impairment charges	1,075	16,617	—	17,692	14,053	1,500	—	15,553
Loss on debt extinguishment	6,690	—	—	6,690	—	—	—	—
Gain on franchise disposals	(29,242)	—	—	(29,242)	(158)	—	—	(158)
Adjusted EBITDA	$89,986	$5,299	$62	$95,347	$85,456	$(2,060)	$(43)	$83,353

	Twelve Months Ended December 31, 2019				Twelve Months Ended December 31, 2018
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)
Net income (loss)				$144,137				$51,650
Provision for income taxes				54,954				22,645
Income (loss) before taxes	$210,167	$(10,522)	$(554)	$199,091	$129,481	$(54,169)	$(1,017)	$74,295
Non-floor plan interest	48,774	1,701	—	$50,475	50,000	1,641	408	52,049
Depreciation and amortization	85,093	10,553	—	95,646	88,857	7,795	—	96,652
Stock-based compensation expense	10,797	—	—	10,797	11,853	—	—	11,853
Loss (gain) on exit of leased dealerships	(170)	—	—	(170)	1,281	20	408	1,709
Impairment charges	1,101	19,667	—	20,768	27,931	1,583	—	29,514
Loss on debt extinguishment	6,690	—	—	6,690	—	—	—	—
Long-term compensation charges	—	—	—	—	—	32,522	—	32,522
Gain on franchise disposals	(74,812)	—	—	(74,812)	(39,307)	—	—	(39,307)
Adjusted EBITDA	$287,640	$21,399	$(554)	$308,485	$270,096	$(10,608)	$(201)	$259,287